SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2004

ITRONICS INC.

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                                           Texas                                  33-18582                             75-2198369

                            (State or other jurisdiction             (Commission File                       (IRS Employer

                                 of incorporation)                             Number)                           Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada                89509

                  (Address of Principal Executive Offices)                                       Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 5: Other Events

On June 17, 2004 the Company announced it completed installation of a heat exchange system at its Reno, Nevada plant, significantly increasing fertilizer manufacturing capacity. A copy of the press release is attached as exhibit 99.

Exhibits:

Exhibit 99               Press release dated June 17, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                         ITRONICS INC.

                                                                                              (Registrant)

Date: June 24, 2004                                                                  By: /S/ John W. Whitney

                                                                                                      John W. Whitney

                                                                                                      President, Treasurer and Director

                                                                                                     (Principal Executive and Financial

                                                                                                     Officer)